{00036403.DOCX:4 } Riley Permian Announces New Share Repurchase Program OKLAHOMA CITY, December 16, 2025 / PRNewswire/ -- Riley Exploration Permian, Inc. (NYSE American: REPX) (“Riley Permian”) today announced that the Board of Directors has authorized the initiation of a share repurchase program of up to $100 million of the currently outstanding shares of the Company’s common stock over a period of 24 months. The Board also authorized the Company to enter into written trading plans under the Securities Exchange Act of 1934, as amended, to facilitate the repurchase of its common stock pursuant to its share repurchase program. Bobby Riley, Chairman and CEO for Riley Permian, commented, “We’re excited to introduce a share repurchase program as another means of returning capital to shareholders in addition to our quarterly dividends. With the closing of Riley Permian’s previously-announced midstream sale, we are well-positioned to pursue opportunities to unlock value and maximize shareholder returns. The share repurchase program highlights our confidence in continued excellent operational performance and financial strength.” The shares may be repurchased by the Company from time to time in open market transactions, through block trades, in privately negotiated transactions or by other means in accordance with federal securities laws. The timing, as well as the number and value of shares repurchased under the program, will be determined by the Company at its discretion and will depend on a variety of factors, including management’s assessment of the intrinsic value of the Company’s common stock, the market price of the Company’s common stock, general market and economic conditions, available liquidity, compliance with the Company’s debt and other agreements, applicable legal requirements, and other considerations. The Company intends to purchase shares under the repurchase program opportunistically with available funds while maintaining sufficient liquidity to fund its capital development program. The repurchase program does not obligate Riley Permian to purchase stock, and may be suspended from time to time, modified, extended or discontinued by the Board of Directors at any time. Any stock purchased as part of this program will no longer be outstanding and will be available for future issuances by Riley Permian. About Riley Exploration Permian, Inc. Riley Permian is a growth-oriented upstream oil and gas company operating in Texas and New Mexico with infrastructure projects that complement our operations. For more information, please visit www.rileypermian.com. Forward-Looking Statements This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

{00036403.DOCX:4 } All statements other than statements of historical facts included or referenced in this press release regarding Riley Permian’s dividend plans and practices, share repurchases, capital allocation, financial position, business strategy, plans and objectives for future operations, industry conditions, cash flow, and borrowings are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, which could cause actual results to differ materially from those set forth in the forward-looking statements. An extensive list of factors that can affect future results are discussed in Riley Permian’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. Riley Permian undertakes no obligation to update or revise any forward-looking statement to reflect new information or events. Investor Contact: 405-438-0126 IR@rileypermian.com